[COOPERS & LYBRAND LETTERHEAD]

                                                                   Exhibit 23.2a

                          CONSENT OF INDEPENDENT ACCOUNTANTS

                                   _______________

We hereby consent to the incorporation by reference in the registration statement of PETsMART, Inc. and Subsidiaries on Form S-3, Registration No. to be assigned on or about May 3, 1996, of our report dated April 21, 1995, on our audits of the financial statements (not included separately in the Annual Report on Form 10-K) of The Pet Food Giant, Inc., which report is included on Form
10-K of PETsMART, Inc. for the fiscal year ended January 28, 1996.

                                                 /s/ Coopers & Lybrand L.L.P.
                                                 COOPERS & LYBRAND L.L.P.

Parsippany, New Jersey
May 1, 1996

[COOPERS & LYBRAND LETTERHEAD]

                                                                   Exhibit 23.2b

                          CONSENT OF INDEPENDENT ACCOUNTANTS

                                   ________________

We hereby consent to the incorporation by reference in the registration statement of PETsMART, Inc. and Subsidiaries on Form S-3, Registration No. to be assigned on or about May 3, 1996, of our report dated April 21, 1995, on our audits of the financial statements of The Pet Food Giant, Inc., which report is included on Form 8-K/A of PETsMART, Inc., dated January 30, 1996 filed on or about April 15, 1996.

                                                 /s/ Coopers & Lybrand L.L.P.
                                                 COOPERS & LYBRAND L.L.P.

Parsippany, New Jersey
May 1, 1996